UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2007
                                                         ----------------

                            POCAHONTAS BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-23969                     71-0806097
----------------------------    ---------------------        -------------------
(State or Other Jurisdiction   (Commission File No.)        (I.R.S. Employer
       of Incorporation)                                     Identification No.)


1700 East Highland, Jonesboro, Arkansas                          72401
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.
                ---------------------------------------------------

     On February 1, 2007 (the "Effective Date"), IBERIABANK Corporation ("IBERIABANK" Nasdaq: IBKC) and Pocahontas Bancorp, Inc. ("Pocahontas" Nasdaq:
PFSL), consummated the previously disclosed merger of the two entities (the "Merger"), pursuant to the Agreement and Plan of Merger, dated as of July 26, 2006 (the "Agreement"), as amended. In accordance with the Agreement, Pocahontas has merged with and into IBERIABANK, with IBERIABANK as the resulting or surviving corporation (the "Surviving Corporation"), and the separate existence of Pocahontas has ceased and all of the rights, privileges, powers, franchises, properties, assets, liabilities and obligations of Pocahontas have been vested and assumed by IBERIABANK.

     The Agreement and the transactions contemplated thereby were approved by the shareholders of Pocahontas at their special meeting held on February 1, 2007. Under the terms of the agreement, stockholders of Pocahontas will be entitled to receive a fixed exchange of 0.2781 shares of IBERIABANK common stock for each share of Pocahontas common stock, with cash paid in lieu of fractional shares. IBERIABANK will issue approximately 1,287,793 shares of its common stock in the Merger.

Item 5.01       Changes in Control of Registrant.
                ---------------------------------

     Please see Item 2.01 above.


Item 9.01.      Financial Statements and Exhibits.
                ----------------------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           POCAHONTAS BANCORP, INC.


DATE:  February 1, 2007               By:  /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer